Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 10-K of Sensata Technologies Holding plc (the “Company”) for the year ended December 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned chief executive officer, chief financial officer, and chief accounting officer of the Company, certifies, to the best knowledge and belief of the signatory, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JEFF COTE
Jeff Cote
Chief Executive Officer and President
Date:	February 13, 2023

/s/ PAUL VASINGTON
Paul Vasington
Executive Vice President and Chief Financial Officer
Date:	February 13, 2023

/s/ MARIA FREVE
Maria Freve
Vice President and Chief Accounting Officer
Date:	February 13, 2023